CERTAIN MATERIAL (INDICATED BY AN ASTERICK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            MASTER SERVICES AGREEMENT
                           MIAP (OGS) AMENDMENT (#10)

This Amendment (#10), dated August 21, 2008 ("the Amendment Date"), is between Electronic Data Systems Corporation ("EDS") and Direct Insite Corp ("DI"), and amends the Master Services Agreement between EDS and DI dated as of May 7th, 2004 (the "Agreement").

                                    RECITALS

WHEREAS, DI and EDS entered into the Agreement and now desire to amend the Agreement in certain respects, with this Amendment to be effective as of the date above, (the "Amendment Effective Date");

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, DI and EDS agree as follows:

     1. Definitions. Capitalized terms used in the Amendment, to the extent not otherwise defined in this Amendment, shall have the same meanings as in the Agreement.

     2. Appendix B - Payments & Fees. Table 7.0-1 Summary of Fee Schedule is amended in pertinent part to read as follows:

TABLE 7.01 Summary of Fee Schedule
----------------------------------------------------------------------------------------------------------------
Release 1.0 MSA Extension for MIAP OGS for the period  October 1st, 2008 through Go-Live of the MIAP Global
Application for the first non-North  America region, at which time a new MIAPG OGS agreement will be executed.
----------------------------------------------------------------------------------------------------------------
Line #                                                         Quantity                        Price
----------------------------------------------------------------------------------------------------------------
(*)
----------------------------------------------------------------------------------------------------------------
    1        Max number of concurrent users                    (*)
----------------------------------------------------------------------------------------------------------------
    2        Max Number of Active Users                        (*)                           (*)
----------------------------------------------------------------------------------------------------------------
    3        Documents per month                               (*)                           (*)
----------------------------------------------------------------------------------------------------------------
    4        Transactions per month                            (*)                           (*)
----------------------------------------------------------------------------------------------------------------
    5        Support                                           (*)                           (*)
----------------------------------------------------------------------------------------------------------------
    6        Infrastructure                                    (*)                           (*)
----------------------------------------------------------------------------------------------------------------
    7        Application Instance                              (*)                           (*)
----------------------------------------------------------------------------------------------------------------
    8        Monthly Total for OGS                                                           (*)
----------------------------------------------------------------------------------------------------------------

     3. Review Sessions. In the event that the volumes above in Table 7.01 Summary of Fee Schedule in line #2 (Max Number of Active Users), #3 (Documents per month) and #4 (Transactions per month) increase or decrease (*) percent in any given quarter of this Amendment the parties agree to interlock and adjust the monthly Document and or Transaction per month pricing to reflect such change.

     4. Ratifications. The terms and provision set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement. The terms and provisions of the Agreement, as expressly modified and superseded by this Amendment, are ratified and confirmed and shall continue in full force and effect, and shall continue to be legal, valid, binding and enforceable obligations of the parties.

     5. Counterparts. This Amendment may be executed in several counterparts, all of which taken together shall constitute a single agreement between the parties.

IN WITNESS WHEREOF, EDS and DI have caused this Amendment to be executed as of the date first set forth above.

ACCEPTED AND AGREED:

DIRECT INSITE CORP.                         ELECTRONIC DATA SYSTEMS

By: _____________________________           By: ___________________________
Name:   Matthew Ettinger Oakes              Name:   Brad Jacokes
Title:  EVP Client Services                         Title:  Director
Date: ___________________________           Date: _________________________